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Shields Transmission Seminar
Wellington Shields & Co.
Transmission Seminar
January 11, 2011
EXHIBIT 99.1

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Shields Transmission Seminar

Important Note to Investors
Richard Peters
Associate Vice President, Transmission
Safe Harbor Provision
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings’ expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings’ subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut
Natural Gas Corporation and The Berkshire Gas Company. Such risks and uncertainties with respect to UIL Holdings’ recent acquisition of The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company include, but are not limited to, the possibility that the expected benefits will not be realized, or will not be realized within the expected time period. The foregoing and other factors are discussed and should be reviewed in UIL Holdings’ most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Shields Transmission Seminar
Today’s Topics
■ UIL Corporate Structure, Service Areas
■ UIL-Wide Projected CapEx
 ■ Near-Term
 ■ Ten-Year
■ UIL-Wide Projected Rate Base
■ Transmission Highlights
 ■ Projected Capital Program
 ■ Examples of Current Reliability Upgrades
 ■ NEEWS Investment
 ■ Region-Wide RPS Obligations
 ■ Renewable-Enabling Transmission

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Shields Transmission Seminar

UIL - Corporate Structure, Service Areas
▪ Service territory: 335 sq
 miles
▪ ~324,000 customers
▪ 1,066 employees
▪ Allowed Distribution ROE
 of 8.75%
▪ Allowed ’09 Transmission
 ROE (composite) of 12.52%
▪ 50% interest in GenConn
 Energy LLC
The United Illuminating
Company (UI)
Note:  (1) Includes 10 basis point penalty reduction. Previously authorized 10.0% in effect pending resolution of rate case appeals.
UIL Holdings
Corporation
Service Area Key
SCG
CNG
UI
Berkshire
Overlapping Territory
▪ Service territory: 716 sq
 miles - Greater Hartford-
 New Britain & Greenwich
▪ ~158,000 customers
▪ 341 employees
▪ 2,011 miles of mains with
 ~124,000 services
▪ 2009 rate case allowed
 ROE of 9.31% (1)
Connecticut Natural Gas
(CNG)
▪ Service territory: 738 sq
 miles in Western MA
 including Pittsfield and
 North Adams
▪ ~35,000 customers
▪ 127 employees
▪ 738 miles of mains
▪ Allowed ROE of 10.50%
Berkshire Gas Company
(Berkshire)
▪ Service territory: 512 sq
 miles from Westport, CT to
 Old Saybrook, CT
▪ ~173,000 customers
▪ 324 employees
▪ 2,269 miles of mains with
 ~131,000 services
Southern Connecticut Gas
(SCG)

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Shields Transmission Seminar

Total CapEx ($M)
2011P - 2015P
Electric Distribution
$695
Electric Transmission
314
Gas Distribution (1)
GenConn
316
63
UIL (Total)
$1,389
UIL Near-Term Regulated Capital Investment*
($M)
Identified projects with clear need.
Electric Distribution
GenConn
Electric Transmission
Gas Distribution
Notes: (1) Gas Distribution projected CapEx provided by Iberdrola, USA prior to closing on the acquisition. *Amounts may not add due to rounding.
20%
27%
53%
18%
16%
48%
24%
17%
59%
27%
20%
53%
25%
27%
48%
18%
23%
34%
43%

Shields Transmission Seminar
Notes: *Gas Distribution projected capex provided by Iberdrola, USA prior to closing on the acquisition. ** Equity investment - Devon plant now operating,
Middletown expected operation June 2011. Amounts may not add due to rounding.
Identified projects with clear need and regulatory support.
($ in millions)
 Base 10-yr CapEx by Business:
UIL-Wide Base 10-yr CapEx Forecast

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Shields Transmission Seminar

Near-Term Average Rate Base Profile
48%
40%
12%
29%
21%
5%
35%
3%
41%
Attractive rate base growth even with a declining CTA balance.
1%
23%
38%
38%
39%
45%
21%
38%
23%
37%
40%
23%
Notes: *Gas Distribution rate base projections provided by Iberdrola, USA prior to closing on the acquisition. Amounts may not add due to rounding.
Electric Distribution
CTA
Gas Distribution*
Electric Transmission

UI’s 50% Share ($M):   2010P  2011P  2012P  2013P  2014P  2015P
Avg. GenConn RB Equivalent:  $ 51  $ 147  $ 185  $ 175  $ 166  $ 158
Avg. Gen Conn Equity “Rate Base” $ 25  $ 74  $ 92  $ 88  $ 83  $ 79
Rate Base (Excluding GenConn Equity Investments):
GenConn Equity Investments:

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Shields Transmission Seminar

Base 10-Yr. Txm Capital Investment Program
2010P - 2019P: $593M
Aging Infrastructure
$265M
Capacity-Driven
$121M
Standards Compliance, Other
$207M
Notes: Amounts may not add due to rounding. *Expected in-service year (subject to change).
A well-balanced portfolio of high-probability projects.
Examples:
■ Pequonnock 115 kV Substation Fault Duty
 Mitigation (2015*)
■ Naugatuck Valley Reliability (2014*)
■ Devon Tie Switching Station BPS Upgrades
 (2011*)
Examples:
■ New Broadway II 115/13.8 kV Substation
 (placed in-service 2010)
■ New Union Avenue 115/26.4 kV Substation
 (2012*)
■ New Shelton 115/13.8 kV Substation (2016*)
Examples:
■ Grand Avenue 115 kV
 Switching Station Rebuild
 (2012*)
■ East Shore 115 kV
 Substation Upgrades (2011-
 2013*)

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Grand Avenue 115 kV Switching
Station Rebuild
Pequonnock 115 kV Substation
Fault Duty Mitigation
New Union Avenue 115/ 26.4 kV
Substation
East Shore 115 kV Substation Upgrades
▪ Addresses short circuit capability issues and
 aged/obsolete infrastructure
▪ Under construction
▪ Planned in-service
 2012
~ $60M*
▪ Circuit breakers are nearing their capabilities to
 safely interrupt high short circuit current
▪ Alternatives under
 evaluation
▪ Planned in-service
 2015
~ $60M*
▪ In engineering
▪ Planned in-service
 2012
~ $15M*
▪ Addresses infrastructure condition, maintenance
 short circuit capability concerns
▪ Phased upgrades,
 in engineering and
 construction
▪ Planned in-service
 2011-2013
~ $25M*
Notes: *Dollars shown are rounded/approximate expected total project CapEx (generally including both spend to date and future expected spend); excluding AFUDC.
Examples of Current Transmission
Reliability Upgrades

Shields Transmission Seminar
UI Transmission - NEEWS Investment
UI Participation in CL&P Project:
 ■ UI’s portion of investment: greater of
 $60M or 8.4% of CL&P’s costs for the
 CT portions …
 ■ 8.4% currently estimated at
 approximately $69M (increased from
 original estimate of $60M).
 ■ First deposit made in December 2010.
UI’s anticipated investment increased from $60M to $69M.
Refreshed UI Investment Amounts and Timeline:
($ in millions)
Potential UI Investment*
2010P
2011P
2012P
2013P
2014P
2015P
2016P
Total
Current Projection
7
$

3
$

9
$

8
$

12
$

23
$

7
$

69
$

Previous Projection**
-
$

10
$

9
$

8
$

12
$

23
$

7
$

69
$

Difference
* Based on NU's latest projection of UI's Investment in CL&P's portion of the NEEWS Projects.
** Presented on 12/3/10

Shields Transmission Seminar
Notes: * RPS = Renewable Portfolio Standard. **From ISO-NE Presentation dated 5/15/09 - driven by 2008 data. ***From ISO-NE Presentation dated 5/25/10 -
“existing” includes RPS obligations through 2009. Total RPS Requirement excludes Vermont renewables, combined heat & power, and energy efficiency obligations.
Region-Wide
Compliance Gap
(v. “existing” renewable resources**)
forecasted/estimated at
~ 18,000GWh
Region-Wide RPS Obligation thru 2020:
See Appendix for summary of CT’s RPS Requirements
■ Unlikely to be
 satisfied by
 renewables currently
 in the ISO-NE queue.
■ Will require
 significant additional
 transmission.
Satisfaction will likely require significant new transmission in the region.
Region-Wide RPS* Obligations

Shields Transmission Seminar

Renewable-Enabling Transmission
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Collaborative effort: UI, NU, NSTAR, and NGrid …
to research / identify the most economical means of satisfying future RPS obligations
Significant Region-Wide Need:
 ■ RPS requirement > 3x current
 available renewables*.
 ■ CT requirement** is > UI’s entire load.
 ■ Gap will be filled by renewables
 remote from load.
N.E. Governors’ Blueprint:
 ■ Significant transmission build-out
 indicated.
 ■ Potential $7 to $10B range - could be
 higher or lower to satisfy a 4,000 to
 12,000 MW need.
 ■ Cost to New England likely much less
 than Midwestern wind.
Potential Solutions Under Study
 ■ Need will likely be satisfied by a portfolio
 of projects.
 ■ One promising example is shown below.
Notes: *From ISO-NE Presentation dated 5/15/09 - driven by 2008 data. **Refer to Appendix for summary of CT RPS requirements.
Vast majority of
potential onshore
renewables (wind)
are in northern NE
North-South Interface:
80% of NE electric
load is below this line

Shields Transmission Seminar
Q&A

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Appendices

Shields Transmission Seminar

› Connecticut Department of Public Utility Control (DPUC)
› Distribution currently operating under 2 year rate plan with full revenue decoupling pilot*
› Allowed ROE of 8.75%, based on a capital structure of 50.0% equity

› Federal Energy Regulatory Commission (FERC)
› Transmission trued up on an annual basis to allowed composite ROE based on FERC approved formula rate
› 2010 composite ROE of approximately 12.4%-12.5%, based on a capital structure of 50.0% equity

› DPUC Contracts for Differences with CL&P (subsidiary of Northeast Utilities) and cost sharing agreement (80% CL&P /
 20% UI)
› Allowed ROE has a lifetime floor of 9.75% based on a capital structure of 50.0% equity

› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.26%*, based on a capital structure of 52.0% equity

› Massachusetts Department of Public Utilities (DPU) › 10 year constructive rate plan expiring 1/31/12 › Rates adjusted annually based on inflation and other factors
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Regulatory Overview
Distribution
Transmission
Notes: (1)The revenue decoupling mechanism was allowed to continue until the Department issues its final ruling in 2011 on the evaluation of this adjustment mechanism. *Previously authorized 10.0% in effect pending resolution of rate case appeals.
› Connecticut Department of Public Utility Control (DPUC)
› 2009 Rate Case decision is under appeal and has been stayed pending determination of the appeal
› Currently operating under old rates with embedded overearnings credit - new rates per rate case virtually the same as old rates currently in place
› Allowed ROE of 9.31%*, based on a capital structure of 52.5% equity

Shields Transmission Seminar
Connecticut RPS Requirements
(Percentage of Retail Load)
Class I resources include energy derived from solar, wind, fuel cell, methane gas from landfills, ocean thermal, wave, tidal, run-of-river hydropower (<5MW, began operation after July 1, 2003), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input)
Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1,
1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-
energy facilities.

Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after
January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006)
CT RPS Requirements